                                                                    EXHIBIT 24.1

                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. VON GLAHN, SHAWNA L. GEHRES, and DOUGLAS J. MAY their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of Common Stock of Williams issuable to participants in the Mid-South OCAW Savings and Retirement Plan and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN, SHAWNA L. GEHRES, and DOUGLAS J. MAY its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 19th day of November, 1998.

/s/ KEITH E. BAILEY                           /s/ JACK D. MCCARTHY
---------------------------------             ----------------------------------
Keith E. Bailey                               Jack D. McCarthy
Chairman of the Board,                        Senior Vice President
President and                                 (Principal Financial Officer)
Chief Executive Officer
(Principal Executive Officer)

                                /s/ GARY R. BELITZ
                                -------------------------------
                                Gary R. Belitz
                                Controller
                                (Principal Accounting Officer)

/s/ GLENN A. COX                             /s/ THOMAS H. CRUIKSHANK
------------------------------               -----------------------------------
Glenn A. Cox                                 Thomas H. Cruikshank
Director                                     Director


/s/ WILLIAM E. GREEN
------------------------------               -----------------------------------
William E. Green                             Patricia L. Higgins
Director                                     Director


/s/ W.R. HOWELL                              /s/ ROBERT J. LAFORTUNE
------------------------------               -----------------------------------
W.R. Howell                                  Robert J. LaFortune
Director                                     Director


/s/ JAMES C. LEWIS                           /s/ JACK A. MACALLISTER
------------------------------               -----------------------------------
James C. Lewis                               Jack A. MacAllister
Director                                     Director


/s/ FRANK T. MACINNIS                        /s/ PETER C. MEINIG
------------------------------               -----------------------------------
Frank T. MacInnis                            Peter C. Meinig
Director                                     Director


/s/ KAY A. ORR                               /s/ GORDON R. PARKER
------------------------------               -----------------------------------
Kay A. Orr                                   Gordon R. Parker
Director                                     Director


                            /s/ JOSEPH H. WILLIAMS
                            --------------------------------
                            Joseph H. Williams
                            Director


                                           THE WILLIAMS COMPANIES, INC.



                                           By   /s/ WILLIAM G. VON GLAHN
                                                --------------------------------
                                                William G. von Glahn
ATTEST:                                         Senior Vice President

/s/ SHAWNA L. GEHRES
------------------------------
Shawna L. Gehres
Secretary